EXHIBIT 24



GREIF BROS. CORPORATION
POWER OF ATTORNEY

For Form S-8 Registration Statements


	The undersigned, a director or officer of Greif Bros. Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Michael J. Gasser and each of his successors to the office of Chief Executive Officer of the Company, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute any and all of the Company's Registration Statements on Form S-8, and any and all amendments thereto (including post-effective amendments), to register under the Securities Act of 1933, as amended (the "Securities Act"), any shares of Class A Common Stock of the Company for sale under, and pursuant to, any and all of the Company's current or hereafter adopted or approved stock option plans or other "employee benefit plans" (as such term is defined under Rule 405 promulgated under the Securities Act), as such plans are currently amended or shall hereafter be amended, including without limitation the Company's Incentive Stock Option Plan and 1996 Directors Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

	The undersigned has executed and delivered this Power of Attorney on April 8, 1997.


/s/ Charles R. Chandler				Director
Signature				            		Position (s) with the Company


Charles R. Chandler
Print or Type Name



(Signatures continued on next page)

/s/ Michael H. Dempsey				Director
Signature				           		Position(s) with the Company

Michael H. Dempsey
Print or Type Name


/s/ Naomi C. Dempsey				Director
Signature	          				Position(s) with the Company

Naomi C. Dempsey
Print or Type Name


/s/ Daniel J. Gunsett				Director
Signature			          			Position(s) with the Company

Daniel J. Gunsett
Print or Type Name


/s/ Allan Hull					Director
Signature	    					Position(s) with the Company

Allan Hull
Print or Type Name


/s/ Robert C. Macauley				Director
Signature		           				Position(s) with the Company

Robert C. Macauley
Print or Type Name


/s/ David J. Olderman				Director
Signature			          			Position(s) with the Company

David J. Olderman
Print or Type Name


/s/ J Maurice Struchen				Director
Signature		           				Position(s) with the Company

J Maurice Struchen
Print or Type Name